                                                                    EXHIBIT 10.5



                             THE PIONEER GROUP, INC.

                                CREDIT AGREEMENT

                                 Amendment No. 1
                                 ---------------

     This Agreement, dated as of April 23, 1997, is among The Pioneer Group, Inc., a Delaware corporation (the "Company"), certain of its subsidiaries listed on the signature pages hereto, the Lenders (as defined in the Credit Agreement referenced below) and The First National Bank of Boston, as agent (the "Agent") for itself and the other Lenders. The parties agree as follows:

1. REFERENCE TO CREDIT AGREEMENT; DEFINITIONS. Reference is made to the Credit Agreement dated as of June 6, 1996, (the "Credit Agreement"), among the Company, certain of its subsidiaries, the Lenders and the Agent. Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used herein with the meanings so defined. Except as the context otherwise explicitly requires, the capitalized terms "Section" and "Exhibit" refer to sections hereof and exhibits hereto.

2. AMENDMENTS TO CREDIT AGREEMENT. Subject to all of the terms and conditions hereof and in reliance upon the representations and warranties set forth in
Section 3, the Credit Agreement is amended as follows, effective upon the date (the "Amendment Date") that the conditions specified in Section 4 are satisfied, which conditions must be satisfied no later than April 24, 1997 or this Agreement shall be of no force or effect:

     2.1. AMENDMENT TO SECTION 1.9. Section 1.9 of the Credit Agreement is amended to read in its entirety as follows:

          "1.9. "B SHARE CONVERSION DATE" means the earlier of April 22, 1998 or such later date as determined in accordance with Section 2.2.3."

     2.2. AMENDMENT TO SECTION 1.124. Section 1.124 of the Credit Agreement is amended to read in its entirety as follows:

          "1.124. "STATED MAXIMUM AMOUNT OF B SHARE REVOLVING CREDIT" means the lesser of (i) $60,000,000 or such lesser amount to which the lending commitment of the Lenders may be reduced pursuant to Section 4, and (ii) such amount (in a minimum amount of $10,000,000 and an integral multiple of $1,000,000) less than the Maximum Amount of B Share Revolving Credit then in effect as specified by irrevocable notice from the Company to the Agent."

     2.3. AMENDMENT TO EXHIBIT 11.1. Exhibit 11.1 of the Credit Agreement is amended as provided on Exhibit 2.2 hereto.

3. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders to enter into this Agreement, the Company represents and warrants to each of the Lenders that:

     3.1. LEGAL EXISTENCE, ORGANIZATION. Each of the Company and its Subsidiaries is duly organized and validly existing and in good standing under the laws of the jurisdiction of its incorporation, with all power and authority, corporate or otherwise, necessary to (a) enter into and perform this Agreement, the Amended Credit Agreement and each other Credit Document to which it is party and (b) own its properties and carry on the business now conducted or proposed to be conducted by it. Each of the Company and its subsidiaries has taken, or shall have taken on or prior to the Amendment Date, all corporate or other action required to make the provisions of this Agreement, the Amended Credit Agreement and each other Credit Document to which it is party the valid and enforceable obligations they purport to be.

     3.2. ENFORCEABILITY. The Company and each of its subsidiaries which are signatories hereto has duly executed and delivered this Agreement. Each of this Agreement and the Amended Credit Agreement is the legal, valid and binding obligation of the Company and such subsidiaries and is enforceable in accordance with its terms.

     3.3. NO LEGAL OBSTACLE TO AGREEMENTS. Neither the execution, delivery or performance of this Agreement, nor the performance of the Amended Credit Agreement, nor the consummation of any other transaction referred to in or contemplated by this Agreement, nor the fulfillment of the terms hereof or thereof, has constituted or resulted in or will constitute or result in:

          (a) any breach or termination of the provisions of any agreement, instrument, deed or lease to which the Company or any Subsidiary is a party or by which it is bound, or of the Charter or By-laws of the Company or any Subsidiary;

          (b) the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company or any Subsidiary;

          (c) the creation under any agreement, instrument, deed or lease of any Lien upon any of the assets of the Company or any Subsidiary; or

          (d) any redemption, retirement or other repurchase obligation of the Company or any Subsidiary under any Charter, By-law, agreement, instrument, deed or lease.

No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by the Company or any Subsidiary in connection with the execution, delivery and performance of this Agreement or the performance of the Amended Credit Agreement, or the consummation of the transactions contemplated hereby or thereby.

     3.4. NO DEFAULT. Immediately before and after giving effect to the amendments set forth in Section 2, no Default will exist.

     3.5. INCORPORATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Section 8 of the Amended Credit Agreement are true and correct on the date hereof as if originally made on and as of the date hereof (except to the extent any representation or warranty refers to a specific earlier date).

4. CONDITIONS. The effectiveness of this Agreement shall be subject to the satisfaction of the following conditions:

     4.1. OFFICER'S CERTIFICATE. The representations and warranties contained in
Section 3 shall be true and correct as of the Amendment Date with the same force and effect as though originally made on and as of such date; no Default shall exist on the Amendment Date prior to or immediately after giving effect to this Agreement; as of the Amendment Date, no Material Adverse Change shall have occurred; and the Company shall have furnished to the Agent on the Amendment Date a certificate to these effects, in substantially the form of Exhibit 4.1, signed by an Executive Officer or a Financial Officer.

     4.2. PROPER PROCEEDINGS. All proper corporate proceedings shall have been taken by each of the Company and the Subsidiaries to authorize this Agreement, the Amended Credit Agreement and the transactions contemplated hereby and thereby. The Agent shall have received copies of all documents, including legal opinions of counsel and records of corporate proceedings which the Agent may have requested in connection therewith, such documents, where appropriate, to be certified by proper corporate or governmental authorities.

     4.3. EXECUTION BY LENDERS. Each of the Lenders shall have executed and delivered this Agreement to the Company.

5. FURTHER ASSURANCES. Each of the Company and the Subsidiaries will, promptly upon request of the Agent from time to time, execute, acknowledge and deliver, and file and record, all such instruments and notices, and take all such action, as the Agent deems necessary or advisable to carry out the intent and purposes of this Agreement.

6. GENERAL. The Amended Credit Agreement and all of the other Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Agreement and the Amended Credit Agreement is a Credit

Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Note. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (OTHER THAN THE CONFLICT OF LAWS RULES) OF THE COMMONWEALTH OF MASSACHUSETTS.

     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

THE PIONEER GROUP, INC.                      PIONEERING SERVICES CORP.



By  /s/ William H. Keough                    By  /s/ William H. Keough
    ------------------------------               -----------------------------
    Title: Senior Vice President                 Title: Treasurer
           Chief Financial Officer
           & Treasurer

60 State Street                              60 State Street
Boston, Massachusetts 02109-1820             Boston, Massachusetts 02109-1820


PIONEERING MANAGEMENT
CORPORATION

By  /s/ William H. Keough
    ------------------------------
    Title: Treasurer

60 State Street
Boston, Massachusetts 02109-1820


PIONEER MANAGEMENT (IRELAND)
LTD.


By  /s/ John F. Lawlor
    ------------------------------
    Title: Director

60 State Street
Boston, Massachusetts 02109-1820



PIONEER FUNDS DISTRIBUTOR, INC.

By  /s/ William H. Keough
    ------------------------------
    Title: Treasurer

60 State Street
Boston, Massachusetts 02109-1820

                                   THE FIRST NATIONAL BANK OF BOSTON

                                   By  /s/ Stewart Neff
                                       ---------------------------------
                                       Title: Managing Director


                                       Financial Institutions Division
                                       100 Federal Street - 15th Floor
                                       Boston, Massachusetts 02110
                                       Telecopy: (617) 434-1537
                                       Telex: 940581



                                   THE BANK OF NEW YORK

                                   By  /s/
                                       ---------------------------------
                                       Title: Vice President

                                       One Wall Street, OWS-1
                                       Securities Industry Division
                                       New York, NY 10286
                                       Telecopy: (212) 809-9566
                                       Telex:



                                   SOCIETE GENERALE

                                   By  /s/ D.E. Littefield
                                       ---------------------------------
                                       Title: Vice President and Manager

                                       1221 Avenue of the Americas
                                       New York, New York 10020
                                       Telecopy: (212) 278-7153

                                   STATE STREET BANK & TRUST COMPANY

                                   By  /s/
                                       --------------------------------
                                       Title: Vice President

                                       225 Franklin Street, 8th Floor
                                       Asset-Based Finance
                                       Boston, MA 02110
                                       Telecopy: (617) 338-4041



                                   BANQUE NATIONALE DE PARIS

                                   By  /s/ William Shaheen
                                       --------------------------------
                                       Title: Vice President


                                   By  /s/ Laurent Vanderzyppe
                                       --------------------------------
                                       Title: Assistant Vice President

                                       499 Park Avenue, 7th Floor
                                       New York, 10022
                                       Telecopy: (212) 415-9707



                                   MELLON BANK, N.A.

                                   By  /s/ Susan M. Whitewood
                                       --------------------------------
                                       Title: Assistant Vice President

                                       One Mellon Bank Center
                                       Mail Code: 1510370
                                       Pittsburgh, PA 15258
                                       Telecopy: (412) 234-8087

                                                                     Exhibit 2.2
                                                                     -----------



                              PERCENTAGE INTERESTS
---------------------------------------------------------------------------------------------------------------
Lender                 Total Commitment       B Share Loan          Revolving Loan          Percentage Interest
------                 ----------------       ------------          --------------          -------------------
The First National     $36,521,739.15         $15,652,173.93        $20,869,565.22          26.087%
Bank of Boston
---------------------------------------------------------------------------------------------------------------
Mellon Bank, N.A.      $30,434,782.61         $13,043,478.26        $17,391,304.35          21.739%
---------------------------------------------------------------------------------------------------------------
State Street Bank &    $24,347,826.09         $10,434,782.61        $13,913,043.48          17.391%
Trust Company
---------------------------------------------------------------------------------------------------------------
The Bank of New        $18,260,869.56         $ 7,826,086.95        $10,434,782.61          13.043%
York
---------------------------------------------------------------------------------------------------------------
Societe Generale       $18,260,869.56         $ 7,826,086.95        $10,434,782.61          13.043%
---------------------------------------------------------------------------------------------------------------
Banque Nationale       $12,173,913.04         $ 5,217,391.30        $ 6,956,521.74           8.696%
de Paris
---------------------------------------------------------------------------------------------------------------
TOTAL                 $140,000,000.00         $60,000,000.00        $80,000,000.00         100.000%
---------------------------------------------------------------------------------------------------------------

                                                                     Exhibit 4.1
                                                                     -----------




                              OFFICER'S CERTIFICATE

     Pursuant to Section 4.1 of Amendment No. 1 to Credit Agreement dated as of April __, 1997 (the "Amendment") among The Pioneer Group, Inc., a Delaware corporation (the "Company"), certain of its subsidiaries signatories thereto, the Lenders and the First National Bank of Boston, as agent (the "Agent") for itself and the other Lenders, which amends the Credit Agreement dated as of June 6, 1996 (the "Credit Agreement"), among the Company, certain of its subsidiaries signatories thereto, the Lenders and the Agent, the Company hereby certifies that the representations and warranties contained in Section 3 of the Amendment are true and correct on and as of the Amendment Date with the same force and effect as though originally made on and as of the Amendment Date; no Default exists on the Amendment Date or will exist immediately after giving effect to the Amendment; and as of the Amendment Date, no Material Adverse Change has occurred.

     Terms defined in the Amendment and not otherwise defined herein are used herein with the meanings so defined.

     This certificate has been executed by a duly authorized Executive Officer or Financial Officer this _____ day of April, 1997.

                                        THE PIONEER GROUP, INC.

                                        By
                                           ------------------------------
                                           Name:
                                           Title: